                                                                   EXHIBIT 10.38

                       AMENDMENT 1 TO EMPLOYMENT AGREEMENT


         This Amendment 1 to Employment Agreement ("Amendment 1") is made and entered into effective April 25, 2001, by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company") and MICHAEL E. WILEY (the "Executive").

         WHEREAS, the Board of Directors of the Company and the Executive desire to make certain changes to that certain Employment Agreement dated as of July 17, 2000, by and between the Company and the Executive (the "Employment Agreement"), providing the Executive with additional time to purchase the Company's Common Stock;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company and the Executive hereby agree as follows:

         Section 2(f) of the Employment Agreement is hereby amended in its entirety to read as follows:

         "As Chief Executive Officer of the Company, the Executive is required to own common stock in the Company equal to three times Base Salary within five years from Effective Date. Subject to approval of the Compensation Committee of the Board, effective December 31, 2001, the Executive will receive a one-time grant of restricted common stock of the Company equal to the number of shares of common stock of the Company owned by the Executive on December 31, 2001, not to exceed 50,000 shares. Vesting of these restricted shares will occur upon retirement from the Company, involuntary termination (unless due to cause), permanent disability or death and is subject to the other terms and conditions of the grant. Retirement for this purchase means attaining age 55 with at least 10 years of service with the Company. On the first day of employment under this Agreement, the Executive will be credited with seven years of service for purposes of this program."

         All capitalized terms in this Amendment 1 shall have the definition ascribed to those terms in the Employment Agreement. The Employment Agreement continues in full foe and effect, except as amended hereby. This Amendment 1 may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         EXECUTED effective as of the day and year first written above.

Company:                                         Executive:

BAKER HUGHES INCORPORATED


By:
   -------------------------------------         ------------------------------
      Richard D. Kinder, Chairman,                   MICHAEL E. WILEY
      Compensation Committee of the
      Board of Directors


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                       AMENDMENT 2 TO EMPLOYMENT AGREEMENT


         This Amendment 2 to Employment Agreement ("Amendment 2") is made and entered into effective December 5, 2001, by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company") and MICHAEL E. WILEY (the "Executive").

         WHEREAS, the Board of Directors of the Company and the Executive desire to make certain changes to that certain Employment Agreement dated as of July 17, 2000, by and between the Company and the Executive (the "Employment Agreement"), providing the Executive with additional time to purchase the Company's Common Stock;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company and the Executive hereby agree as follows:

         Section 2(f) of the Employment Agreement is hereby amended in its entirety to read as follows:

         "As Chief Executive Officer of the Company, the Executive is required to own common stock in the Company equal to three times Base Salary within five years from Effective Date. Subject to approval of the Compensation Committee of the Board, effective June 30, 2002, the Executive will receive a one-time grant of restricted common stock of the Company equal to the number of shares of common stock of the Company owned by the Executive on June 30, 2002, not to exceed 50,000 shares. Vesting of these restricted shares will occur upon retirement from the Company, involuntary termination (unless due to cause), permanent disability or death and is subject to the other terms and conditions of the grant. Retirement for this purchase means attaining age 55 with at least 10 years of service with the Company. On the first day of employment under this Agreement, the Executive will be credited with seven years of service for purposes of this program."

         All capitalized terms in this Amendment 2 shall have the definition ascribed to those terms in the Employment Agreement. The Employment Agreement continues in full foe and effect, except as amended hereby. This Amendment 2 may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         EXECUTED effective as of the day and year first written above.

Company:                                         Executive:

BAKER HUGHES INCORPORATED


By:
   -------------------------------------         ------------------------------
      Richard D. Kinder, Chairman,                   MICHAEL E. WILEY
      Compensation Committee of the
      Board of Directors

                       AMENDMENT 3 TO EMPLOYMENT AGREEMENT


         This Amendment 3 to Employment Agreement ("Amendment 2") is made and entered into effective December 5, 2001, by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company") and MICHAEL E. WILEY (the "Executive").

         WHEREAS, the Board of Directors of the Company and the Executive desire to make certain changes to that certain Employment Agreement dated as of July 17, 2000, by and between the Company and the Executive (the "Employment Agreement"), providing the Executive with additional time to purchase the Company's Common Stock;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company and the Executive hereby agree as follows:

         Section 1 of the Employment Agreement is hereby amended in its entirety to read as follows:

         "Employment; Term. The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, on the terms and conditions hereinafter set forth. The period of employment of the Executive by the Company hereunder (the "Employment Period") shall commence the date the Executive begins full-time employment with the Company (which is expected to be on August 14, 2000, the "Effective Date") and shall end on the Executive's Date of Termination (as defined in Section 7(b) hereof). The term of this Agreement (the "Term") shall begin on the Effective Date and shall end on December 31, 2003 thereof; provided, that, on January 1, 2002, and each January 1 thereafter, the Term shall be extended for one additional year unless, prior to December 1, 2001 with respect to the extension on January 1, 2002, and each December 1 thereafter with respect to each subsequent annual extension, the Company or the Executive shall have given notice not to extend the Term."

         All capitalized terms in this Amendment 3 shall have the definition ascribed to those terms in the Employment Agreement. The Employment Agreement continues in full foe and effect, except as amended hereby. This Amendment 3 may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         EXECUTED effective as of the day and year first written above.

Company:                                         Executive:

BAKER HUGHES INCORPORATED

By:
   -------------------------------------         ------------------------------
      Richard D. Kinder, Chairman,                   MICHAEL E. WILEY
      Compensation Committee of the
      Board of Directors